EXHIBIT 99.2

                           DECORATOR INDUSTRIES, INC.
                    CERTIFICATE REQUIRED BY 18 U.S.C. SS.1350




                                  CERTIFICATION

As required by 18 U.S.C. ss.1350, the undersigned certify that this Report on Form 10-Q fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934, as amended, and that the information contained in this Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the registrant.



Date: November 12, 2002      By: /s/ William A. Bassett
                                 -----------------------------------------------
                                     William A. Bassett, Chief Executive Officer


Date: November 12, 2002      By: /s/ Michael K. Solomon
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                                     Michael K. Solomon, Treasurer